CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 10, 2004
Date of Report
(Date of Earliest Event Reported)

Radium Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-96743	98-0372720
(State or other jurisdiction)	(Commission File Number)	IRS Employer Identification Number)

2840 Mount Seymour Parkway
North Vancouver, British Columbia, Canada V7H 1E9
(Address of principal executive offices (zip code))

(604) 719-5380
(Registrant's telephone number, including area code)

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on September 9, 2004 as Radium Ventures, Inc.'s independent auditors. Malone & Bailey's audit reports as of April 30, 2004 and 2003 and for the two years then on Radium Ventures, Inc.'s financial statements, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

During the two most recent fiscal years ended April 30, 2004 and 2003 and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Radium Ventures, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 10, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on September 9, 2004 as Radium Ventures, Inc.'s principal accountant to audit the financial statements of Radium Venture, Inc. The decision to change accountants was approved by the Board of Directors.

During the years ended April 30, 2004 and 2003 and subsequent to April 30, 2004 through the date hereof, neither Radium Ventures, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Radium Ventures, Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Radium Ventures, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B.

Radium Ventures, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Radium Ventures, Inc. with a letter addressed to the Commission containing any new information, clarification of Radium Ventures, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Radium Ventures, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Radium Ventures, Inc. that no such letter need be issued.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Radium Ventures, Inc.

By: /s/ Shane Whittle
Name
President, Principal Executive Office

Dated: September 10, 2004